Exhibit 10.5

SUPPLEMENTAL INDENTURE

TO THE INDENTURE

AMERICAN TOWERS, INC.

THE GUARANTORS SIGNATORY HERETO

AND

THE BANK OF NEW YORK TRUST COMPANY, N.A.

as Trustee

SUPPLEMENTAL INDENTURE

Dated as of May 7, 2007

to

Indenture

Dated as of November 18, 2003

7.25% Senior Subordinated Notes due 2011

THIS SUPPLEMENTAL INDENTURE, dated as of May 7, 2007 (this “Supplemental Indenture”), is by and among American Towers, Inc., a Delaware corporation (the “Issuer”), the Guarantors and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).

WHEREAS, the Issuer and the Trustee have entered into that certain Indenture dated as of November 18, 2003 (the “Indenture”), providing for the issuance of 7.25% Senior Subordinated Notes due 2011 (the “Notes”);

WHEREAS, there are currently $325,075,000 aggregate principal amount of Notes outstanding;

WHEREAS, Section 9.02 of the Indenture provides that the Indenture may be amended with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, Notes) (subject to certain exceptions);

WHEREAS, the Issuer desires and has requested the Trustee to join with it in entering into this Supplemental Indenture for the purpose of amending the Indenture in certain respects as permitted by Section 9.02 of the Indenture;

WHEREAS, the execution and delivery of this Supplemental Indenture has been authorized by the Board of Directors of the Issuer and of each Guarantor;

WHEREAS, (1) the Issuer has received the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes and has satisfied all other conditions precedent, if any, provided under the Indenture to enable the Issuer and the Trustee to enter into this Supplemental Indenture, all as certified by an Officers’ Certificate, delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture as contemplated by Sections 9.02 and 9.06 of the Indenture, and (2) the Issuer has delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Opinion of Counsel relating to this Supplemental Indenture as contemplated by Section 9.06 of the Indenture; and

NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Deletion of Definitions and Related References. Section 1.01 of the Indenture is hereby amended to delete in their entirety all terms and their respective definitions for which all references are eliminated in the Indenture as a result of the amendments set forth in Article II of this Supplemental Indenture.

ARTICLE II

AMENDMENTS TO INDENTURE

Section 2.1    Deletions from the Indenture. The Indenture is hereby amended by deleting the following sections of the Indenture and all references thereto in the Indenture in their entirety:

•	Section 3.09 (Offer to Purchase by Application of Excess Proceeds);
•	Section 4.02 (Maintenance of Office or Agency);
•	Section 4.05 (Taxes);
•	Section 4.06 (Stay, Extension and Usury Laws);
•	Section 4.07 (Restricted Payments);
•	Section 4.08 (Dividend and Other Payment Restrictions Affecting Subsidiaries);
•	Section 4.09 (Incurrence of Indebtedness and Issuance of Preferred Stock);
•	Section 4.10 (Asset Sales);
•	Section 4.11 (Transactions with Affiliates);
•	Section 4.12 (Liens);

•	Section 4.13 (Corporate Existence);
•	Section 4.14 (Offer to Repurchase Upon Change of Control);
•	Section 4.15 (Anti-Layering);
•	Section 4.16 (Sales and Leaseback Transactions);
•	Section 4.17 (Covenant Suspension);
•	Section 4.18 (Additional Subsidiary Note Guarantees);
•	Section 5.01 (Merger, Consolidation, or Sale of Assets);
•	Section 6.01(3) (failure to comply with obligations under change of control offer or asset sale offer);
•	Section 6.01(4) (failure to observe or perform other covenants in the Indenture or Notes);
•	Section 6.01(5) (failure to pay certain indebtedness);
•	Section 6.01(6) (failure to pay certain judgments);
•	Section 6.01(7) (enforceability of guarantee or assertions of invalidity);
•	Section 6.01(8) (defaults related to certain bankruptcy events);
•	Section 6.01(9) (defaults related to certain involuntary bankruptcy events);
•	Section 8.04(2) (delivery of Opinion of Counsel with respect to Legal Defeasance and tax matters);
•	Section 8.04(3) (delivery of Opinion of Counsel with respect to Covenant Defeasance and tax matters);
•	Section 8.04(6) (delivery of Opinion of Counsel with respect to Legal and Covenant Defeasance and creditors’ rights);
•	Section 8.04(7) (delivery of Officers’ Certificate with respect to Legal and Covenant Defeasance and preference to Holders); and
•	Section 8.07 (reinstatement of obligations under the Indenture).

Section 2.2    Modifications to the Indenture. The Indenture is hereby amended by deleting the following sections of the Indenture in their entirety and replacing them with the following:

(a)	Section 4.03. Reports.

The Company shall comply with Section 314(a) of the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “TIA”).

(b)	Section 4.04. Compliance Certificate.

The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers’ Certificate in accordance with Section 314(a)(4) of the TIA.

(c)	Section 5.02. Successor Corporation Substituted.

Upon any consolidation or merger, or any sale, assignment, transfer, conveyance or other disposition of all or substantially all of the assets of the Company, the predecessor Company shall be relieved from all obligations to pay the principal of and interest and Additional Interest, if any, on the Notes, and the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, conveyance or other disposition, the provisions of this Indenture referring to the “Company” shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1    Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. Subject to Section 13.01 of the Indenture, in the case of conflict between the Indenture and this Supplemental Indenture, the provisions of this Supplemental Indenture shall control.

Section 3.2    Severability. In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.3    Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

Section 3.4    Effect of Headings. The Article and Section headings used herein are for convenience only and shall not affect the construction of this Supplemental Indenture.

Section 3.5    The Trustee. The Trustee shall not be responsible for any statement or recital in this Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 3.6    Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 3.7    NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 3.8    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent one and the same agreement.

Section 3.9    Successors. All agreements of the Issuer in this Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors. All agreements of each Guarantor in this Supplemental Indenture shall bind its successors, except as otherwise provided in Section 10.06 of the Indenture.

Section 3.10    Effectiveness. The provisions of Articles I and II of this Supplemental Indenture shall be effective at the time all conditions to the tender offer and consent solicitation as set forth in the Offer to Purchase and Consent Solicitation Statement (as it may be amended or supplemented from time to time) of the Issuer dated April 23, 2007 have been satisfied or waived by the Issuer, the Issuer accepts for purchase a majority in aggregate principal amount of the outstanding Notes issued under the Indenture and this Supplemental Indenture has been executed by the Issuer.

Section 3.11    Endorsement and Change of Form of Notes. Any Notes authenticated and delivered after the close of business on the date that this Supplemental Indenture becomes effective may be affixed to, stamped, imprinted or otherwise legended by the Trustee, with a notation as follows:

“Effective as of May 7, 2007, the restrictive covenants of the Issuer and certain of the Events of Default have been eliminated, as provided in the Supplemental Indenture, dated as of May 7, 2007. Reference is hereby made to such Supplemental Indenture, copies of which are on file with the Trustee, for a description of the amendments made therein.”

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year written above.

AMERICAN TOWERS, INC.

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

        as Trustee

By:  /s/ Peter M. Murphy

        Name: Peter M. Murphy

        Title: Vice President

AMERICAN TOWER CORPORATION

AMERICAN TOWER DELAWARE CORPORATION

AMERICAN TOWER INTERNATIONAL, INC.

AMERICAN TOWER MANAGEMENT, INC.

ATC GP, INC.

ATC INTERNATIONAL HOLDING CORP.

ATC LP INC.

ATC SOUTH AMERICA HOLDING CORP.

ATC TOWER SERVICES, INC.

CAROLINA TOWERS, INC.

KLINE IRON & STEEL CO., INC.

NEW LOMA COMMUNICATIONS, INC.

UNISITE, INC.

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer

AMERICAN TOWER LLC

By:  AMERICAN TOWER CORPORATION, its sole member

        and manager

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer

AMERICAN TOWER, L.P.

By:  ATC GP, INC., its general partner

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer

AMERICAN TOWER PA LLC

ATC SOUTH LLC

TELECOM TOWERS, L.L.C.

By:  AMERICAN TOWERS, INC., their sole member and

        manager

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer

ATC MIDWEST, LLC

By:  AMERICAN TOWER MANAGEMENT, INC., its

        sole member and manager

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer

ATS/PCS, LLC

TOWERS OF AMERICA, L.L.L.P.

By:  AMERICAN TOWER, L.L.P., their general partner

        and their sole member and manager (as applicable)

By:  ATC GP, INC., its general partner

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer

MHB TOWER RENTALS OF AMERICA, LLC

By:  ATC SOUTH LLC., its sole member

By:  AMERICAN TOWERS, INC., its sole member and

        manager

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer

SHREVEPORT TOWER COMPANy

By:  TELECOM TOWERS, LLC, and

        ATC SOUTH, LLC, its general partners

By:  AMERICAN TOWERS, INC., their sole member and

        manager

By:  /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer and Treasurer